UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2008

TRANSWITCH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Three Enterprise Drive
Shelton, Connecticut 06484
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (203) 929-8810

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

On October 30, 2008, TranSwitch Corporation (“TranSwitch”) reported on a Current Report on Form 8-K, filed with the Securities and Exchange Commission on that date (the “Prior Current Report”), the consummation of the transactions contemplated by the Agreement and Plan of Merger, between TranSwitch, Centillium Communications, Inc., a Delaware corporation (“Centillium”), Haiku Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of TranSwitch and Sonnet Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of TranSwitch, dated as of July 9, 2008.  The Prior Current Report did not include the financial information required by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. Instead, the Prior Current Report contained an undertaking by TranSwitch to file the pro forma financial information with the Securities and Exchange Commission within 71 calendar days after the date that the report on the initial Form 8-K was required to be filed.  This Current Report on Form 8-K/A is being filed to amend the Prior Current Report to present certain financial statements of Centillium and to present certain unaudited pro forma financial information of TranSwitch.  The financial statements and unaudited pro forma financial information are filed as exhibits hereto and are incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

Audited financial statements of Centillium as of December 31, 2007 and 2006, and for the three years in the period ended December 31, 2007 are attached hereto as Exhibit 99.1 and are included herein by reference.

Centillium’s unaudited condensed consolidated financial statements as of September 30, 2008 and for the nine month periods ended September 30, 2008 and  2007 are attached hereto as Exhibit 99.2 and are included herein by reference.

(b)           Pro Forma Financial Information.

  TranSwitch’s unaudited pro forma financial information as of and for the nine months ended September 30, 2008 and for the year ended December 31, 2007 is attached hereto as Exhibit 99.3 and is included herein by reference.

    (d)           Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent auditors

99.1	Centillium’s audited consolidated financial statements as of December 31, 2007 and 2006, and for the three years in the period ended December 31, 2007

99.2	Centillium’s unaudited condensed consolidated financial statements as of September 30, 2008 and for the nine month periods ended September 30, 2008 and 2007

99.3	TranSwitch’s unaudited pro forma financial information as of and for the nine months ended September 30, 2008 and for the year ended December 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

January 9, 2009	By:	/s/ Robert A. Bosi
	Name:	Robert A. Bosi
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent auditors

99.1	Centillium’s audited consolidated financial statements as of December 31, 2007 and 2006, and for the three years in the period ended December 31, 2007

99.2	Centillium’s unaudited condensed consolidated financial statements as of September 30, 2008 and for the nine month periods ended September 30, 2008 and 2007

99.3	TranSwitch’s unaudited pro forma financial information as of and for the nine months ended September 30, 2008 and for the year ended December 31, 2007